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                                                            As amended
                                                            through 12/31/97



                        1992 INCENTIVE AND NON-INCENTIVE

                                STOCK OPTION PLAN

                                       OF

                         FRONTIER INSURANCE GROUP, INC.

1.  Purpose of Plan.

        The purpose of this 1992 Incentive and Non-Incentive Stock Option Plan ("Plan") is to further the growth and development of Frontier Insurance Group, Inc. ("Company") and any direct and indirect subsidiaries thereof by encouraging selected employees, directors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company and affording the Company a means of attracting to its service persons of outstanding ability.

2.  Stock Subject to the Plan.

        An aggregate of 300,000 shares of the Company's Common Stock, $.01 par value ("Common Stock"), subject, however, to adjustment or change pursuant to paragraph 13 hereof, shall be reserved for issuance upon the exercise of options which may be granted from time to time in accordance with the Plan ("Options"). Such shares may be, in whole or in part, as the Board of Directors of the Company ("Board") or an Incentive and Non-Incentive Stock Option Plan Committee ("Committee") appointed by the Board shall from time to time determine, authorized but unissued shares or issued shares which have been reacquired by the Company. If, for any reason, an Option shall lapse, expire or terminate without having been exercised in full, the unpurchased shares covered thereby shall again be available for purposes of the Plan.

3.  Administration.
             (a) The Board of Directors shall appoint the Committee from among its members, two or more of whom shall be "non-employee directors" as defined by Regulation 240.16b-3 under the Securities Exchange Act of 1934, as amended. Such Committee shall have and may exercise any and all of the powers relating to the administration of the Plan and the grant of Options thereunder as are set forth in subparagraph 3(b) hereof. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to discharge such Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such time and at such places as it shall deem advisable. A majority of such Committee shall constitute a quorum and such majority shall determine its action. Any action may be taken without a meeting by written consent of all the members of the Committee. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.

             (b) The Board or the Committee shall administer the Plan and, subject to the provisions of the Plan, shall have authority to determine the persons to whom, and the time or times at which, Options shall be granted, the number of shares to be subject to each such Option and whether all or any portion of such Options shall be incentive stock options ("Incentive Options") qualifying under Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or stock options which do not so qualify ("Non-Incentive Options"); provided, however, that Options to purchase in excess of 100,000 shares may not be granted to any one person. Both Incentive Options and Non-Incentive Options may be granted to the same person at the same time provided each type of Option is clearly designated. In making such determinations, the Board or Committee may take into account the nature of the services rendered by such persons, their present and potential contributions to the Company's success and such other factors as the Board or Committee in its sole discretion may deem relevant. Subject to the express provisions of the Plan, the Board or Committee shall also have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating thereto, to determine the terms and provisions of the respective Option Agreements, which shall be substantially in the forms attached hereto as Exhibit A and Exhibit B, and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be conclusive and not subject to review.



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4.  Eligibility for Receipt of Options.

             (a)  Incentive Options.

                  Incentive Options may be granted only to employees (including officers) of the Company and/or any of its subsidiaries.

                  The aggregate Fair Market Value (as defined in paragraph 5 of the Plan) determined as of the time the Incentive Option is granted of the shares of the Company's Common Stock purchasable thereunder exercisable for the first time by an employee during any calendar year may not exceed $100,000.

                  A director of the Company or any subsidiary who is not an employee of the Company or of one of its subsidiaries is not eligible to receive Incentive Options under the Plan. Further, Incentive Options may not be granted to any person who, at the time the Incentive Option is granted, owns (or is considered as owning within the meaning of Section 425(d) of the Code) stock possessing more than 10% of the total combined voting powers of all classes of stock of the Company or any subsidiary (10% Owner), unless at the time the Incentive Option is granted to a 10% Owner, the option price is at least 110% of the fair market value of the Common Stock subject thereto and such Incentive Option by its terms is not exercisable subsequent to five years from the date of grant.

             (b)  Non-Incentive Options.

                  Non-Incentive Options may be granted to any employee (including employees who have been granted Incentive Options), directors, consultants, agents, independent contractors and other persons whom the Committee determines will contribute to the Company's success.

             (c)  Persons Ineligible.

                  Messrs. Walter A. Rhulen, Peter L. Rhulen and Jesse M. Farrow are ineligible to receive Options under the Plan.



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5.  Option Price.

               The purchase price of the shares of Common Stock under each Option shall be determined by the Board or Committee, which determination shall be conclusive and not subject to review, but in no event shall be less than 100% of the fair market value of the Common Stock on the date of grant (110% of fair market value in the case of Incentive Options granted to a 10% Owner).

               In determining the fair market value of the Common Stock as of a specified date (the "Fair Market Value"), the Committee shall consider, if the Common Stock is listed on the New York Stock Exchange or another national securities exchange, the closing price of the Common Stock on the business day immediately preceding the date as of which the Fair Market Value is being determined, or on the next preceding date on which such Common Stock is traded if no Common Stock was traded on such immediately preceding business day, or, if the Common Stock is not so listed on a national securities exchange, but publicly traded, the representative closing bid price in the over-the-counter market as reported by NASDAQ or as quoted by the National Quotation Bureau or a recognized dealer in the Common Stock, on the date immediately preceding the date as of which the Fair Market Value is being determined, or on the next preceding date on which such Common Stock is traded if no Common Stock was traded on such immediately preceding business day. The Committee may also consider such other factors as it shall deem appropriate.

               For purposes of the Plan, the date of grant of an Option shall be the date on which the Board or Committee shall by resolution duly authorize such Option.

6.  Term of Options.

               The term of each Option shall be such number of years, not to exceed ten years, as the Board or Committee shall determine, subject to earlier termination as herein provided.

7.  Exercise of Options.

             (a) No Option granted under the Plan shall be exercisable until at least one year from the date of grant. Thereafter, each Option shall be exercisable to the extent determined by the Board or Committee.

                  An Option may not be exercised for less than ten shares at any one time (or the remaining shares then purchasable if less than ten) and may not be exercised for fractional shares of the Company's Common Stock.

             (b) Except as provided in paragraphs 10, 11 and 12 hereof, no Option shall be exercisable unless the holder thereof shall have been an employee, director, consultant, agent, independent contractor or other person employed by or engaged in performing services for the Company and/or a subsidiary continuously from the date of grant to the date of exercise.

             (c) The exercise of an Option shall be contingent upon receipt from the holder thereof of a written representation that at the time of such exercise it is the optionee's then present intention to acquire the Option shares for investment and not with a view to the distribution or resale thereof (unless a Registration Statement covering the shares purchasable upon exercise of the Options shall have been declared effective by the Securities and Exchange Commission) and upon receipt by the Company of cash, or a check to its order, for the full purchase price of such shares; provided, however, that with the consent of the Committee or such officer of the Company as may be authorized by the Committee from time to time, the purchase price and such amount, if any, as is required for withholding taxes may be paid by (i) the surrender of Common Stock in good form for transfer owned by the person exercising the Option or (ii) the forfeiture by the person exercising the Option of shares of Common Stock issuable upon exercise of the Option, in each case having a Fair Market Value on the date of exercise equal to the purchase price and such amount, if any, as is required for withholding taxes, or in any combination of cash and Common Stock so long as the total of the cash so paid and the Fair Market Value of the Common Stock surrendered or forfeited equals the purchase price and such amount, if any, as is required for withholding taxes. Any Common Stock delivered in satisfaction of all or any portion of the purchase price shall be appropriately endorsed for transfer and assignment to the Company. No share shall be issued



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                  until full payment therefor has been made.

             (d) The holder of an Option shall have none of the rights of a stockholder with respect to the shares purchasable upon exercise of the Option until a certificate for such shares shall have been issued to the holder upon due exercise of the Option.

             (e) The proceeds received by the Company upon exercise of an Option shall be added to the Company's working capital and be available for general corporate purposes.


8.  Effects of Change in Control

               Immediately following a "change in control" of the Company (as hereinafter defined), the Options shall become immediately fully exercisable, but in no event may an Option be exercised after the expiration date of the Option. For purposes of the Plan, a "change in control" of the Company shall mean (i) the acquisition at any time by a "person" or "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 40% or more of the combined voting power in the election of directors of the then outstanding securities of the Company or any successor of the Company; (ii) the termination of service of directors for any reason, other than death, disability or retirement from the Board of Directors, during any period of two consecutive years or less of individuals who at the beginning of such period constituted a majority of the Board of Directors, unless the election of or nomination for election of each new director during such period was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period; (iii) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange as a result of which the Common Stock shall be changed, converted or exchanged (other than a merger, consolidation or share exchange with a wholly-owned Subsidiary) or liquidation of the Company or any sale or disposition of 60% or more of the assets or earning power or the Company; or
(iv) approval by the stockholders of the Company of any merger, consolidation, or statutory share exchange to which the Company is a party as a result of which the persons who were stockholders immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation; provided, however, that no change in control shall be deemed to have occurred if, prior to such time as a change in control would otherwise be deemed to have occurred, the Company's Board of Directors deems otherwise.

9.  Non-Transferability of Options.

               No option granted pursuant to the Plan shall be transferable otherwise than by will or the laws of descent or distribution and an Option may be exercised during the lifetime of the holder only by such holder.

10. Termination of Employment or Engagement.

               In the event the employment of the holder of an Option shall be terminated by the Company or a subsidiary for any reason other than by reason of death, disability or retirement at or after age 65, or the engagement of a non-employee holder of a Non-Incentive Option shall be terminated by the Company or a subsidiary for any reason, such holder's Option shall immediately terminate, lapse and expire. Absence on leave approved by the employer corporation shall not be considered an interruption of employment for any purpose under the Plan.

               Nothing in the Plan or in any Option Agreement granted hereunder shall confer upon any Optionholder any right to continue in the employ of the Company or any subsidiary or obligate the Company or any subsidiary to continue the engagement of any Optionholder or interfere in any way with the right of the Company or any such subsidiary to terminate such Optionholder's employment or engagement at any time.

11. Retirement or Disability of Holder of Option.

               If the employment of the holder of an Option shall be terminated by reason of such holder's disability or retirement at or after age 65, such holder may, within six months from the date of such termination, exercise such Option to the extent such Option was exercisable by such holder at the date of such termination. Notwithstanding the foregoing, no Option may be exercised subsequent to the date of its expiration.



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12. Death of Holder of Option.

               If the holder of any Option shall die while in the employ of, or while performing services for, the Company or one or more of its subsidiaries (or within six months following termination of employment due to disability or retirement at or after age 65), the Option theretofore granted to such person may be exercised, but only to the extent such Option was exercisable by the holder at the date of death (or, with respect to employees, the date of termination of employment due to disability of retirement at or after age 65) by the legatee or legatees of such person under such person's Last Will, or by such person's personal representative or distributees, within six months from the date of death but in no event subsequent to the expiration date of the Option.

13. Adjustments Upon Changes in Capitalization.

               If at any time after the date of grant of an Option, the Company shall by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by such Option and the price per share thereof shall be proportionately adjusted for any such change by the Committee, whose determination thereon shall be conclusive. In the event that a fraction of a share results from the foregoing adjustment, said fraction shall be eliminated and the price per share of the remaining shares subject to the Option adjusted accordingly.

14.  Vesting of Rights Under Options.

               Neither anything contained in the Plan or in any resolution adopted or to be adopted by the Committee or the stockholders of the Company shall constitute the vesting of any rights under any Option. The vesting of such rights shall take place only when a written Option Agreement, substantially in the form of the Incentive Stock Option Agreement attached hereto as Exhibit A or the Non-Incentive Stock Option Agreement attached hereto as Exhibit B, shall be duly executed and delivered by and on behalf of the Company and the person to whom the Option shall be granted.

15. Termination and Amendment.

               The Plan, which has been adopted by the Board of Directors on March 20, 1992, subject to approval by the stockholders of the Company, shall terminate on March 19, 2002, and no Option shall be granted under the Plan after such date. The Board of Directors may at any time prior to such date terminate the Plan or make such modifications or amendments thereto as it shall deem advisable provided, however, that

             (i) no increase shall be made in the aggregate number of shares which may be issued under the Plan;

             (ii) no termination, modification or amendment shall adversely affect the rights of a holder of an Option previously granted under the Plan;

            (iii) no material modification shall be made to the requirements of eligibility for participation in the Plan; and

             (iv) no material increase shall be made in the benefits accruing to participants under the Plan.



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                                                                       EXHIBIT A

                         FRONTIER INSURANCE GROUP, INC.
                        INCENTIVE STOCK OPTION AGREEMENT

                                 ---------------

To:

               We are pleased to notify you that by the determination of the Board of Directors (the "Board") or the Incentive and Non-Incentive Stock Option Plan Committee (the "Committee") an incentive stock option to purchase ________ shares of the Common Stock of Frontier Insurance Group, Inc. (the "Company") at a price of $______ per share has this ____ day of _______________, been granted to you under the Company's 1992 Incentive and Non-Incentive Stock Option Plan (the "Plan"). This option may be exercised only upon the terms and conditions set forth below.

                1.    Purpose of Option.

               The purpose of the Plan under which this incentive stock option has been granted is to further the growth and development of the Company and its direct and indirect subsidiaries by encouraging key employees, directors, consultants, agents, independent contractors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company, and affording the Company a means of attracting to its service persons of outstanding ability.

                2.    Acceptance of Option Agreement.

               Your execution of this incentive stock option agreement will indicate your acceptance of and your willingness to be bound by its terms; it imposes no obligation upon you to purchase any of the shares subject to the option. Your obligation to purchase shares can arise only upon your exercise of the option in the manner set forth in paragraph 4 hereof.

                3.    When Option May Be Exercised.

               The option granted you hereunder may not be exercised for a period of one year from the date of its grant by the Committee as set forth above. Thereafter, this option shall be exercisable as follows: [set forth terms]

             (i) at the end of one year from the date of grant, up to _____% of the total shares subject to the option;

This option may not be exercised for less than ten shares at any one time (or the remaining shares then purchasable if less than ten) and expires at the end of _____ years from the date of grant whether or not it has been duly exercised, unless sooner terminated as provided in paragraphs 5, 6 and 7 hereof.

               4.    How Option May Be Exercised.

               This option is exercisable by a written notice signed by you and delivered to the Company at its executive offices, signifying your election to exercise the option. The notice must state the number of shares of Common Stock as to which your option is being exercised, must contain a statement by you (in a form acceptable to the Company) that such shares are being acquired by you for investment and not with a view to their distribution or resale (unless a registration statement covering the shares purchasable has been declared effective by the Securities and Exchange Commission) and must be accompanied by cash or check to the order of the Company for the full purchase price of the share being purchased; provided, however, with the consent of the Committee or such officer of the Company as may be authorized by the Committee from time to time, the purchase price and such amount, if any, as is required for withholding taxes may be paid by (i) the surrender of Common Stock in good form for transfer owned by the person exercising the Option or (ii) the forfeiture by the person exercising the Option of shares of Common Stock issuable upon exercise of the Option, in each case having a Fair Market Value (as defined in the Plan) on the date of exercise equal to the purchase price and such amount, if any, as is required for withholding taxes, or in any combination of cash and Common Stock so long as the total of the cash so paid and the Fair Market Value (as defined in the Plan) of the Common Stock surrendered or forfeited equals the purchase price and such amount, if any, as is required for withholding taxes. Any Common Stock delivered in satisfaction of all or any portion of the purchase price shall be appropriately endorsed for transfer and assignment to the Company. No share shall be issued until


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full payment therefor has been made.

               If notice of the exercise of this option is given by a person or persons other than you, the Company may require, as a condition to the exercise of this option, the submission to the Company of appropriate proof of the right of such person or persons to exercise this option.

               Certificates for shares of the Common Stock so purchased will be issued as soon as practicable. The Company, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, any stock exchange on which the Company's Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares on said exchange. Until the issuance of the certificate for such shares, you or such other person as may be entitled to exercise this option, shall have none of the rights of a stockholder with respect to shares subject to this option.

               You shall promptly advise the Company of any sale of shares of Common Stock issued upon exercise of this option which occurs within one year from the date of the exercise of this option relating to the issuance of such shares.

               5.    Termination of Employment.

               If your employment with the Company (or a subsidiary thereof) is terminated for any reason other than by death, disability or retirement, this option shall immediately lapse and expire.

               6.    Retirement or Disability.

               If your employment with the Company (or a subsidiary thereof) is terminated by reason of your disability or retirement at or after age 65, you may exercise, within six months from the date of such termination, that portion of this option which was exercisable by you at the date of such termination, provided, however, that such exercise occurs within _____ years from the date this option was granted to you.

               7.    Death.

               If you die while employed by the Company (or a subsidiary thereof) or within six months after termination of your employment due to disability or retirement at or after age 65, that portion of this option which was exercisable by you at the date of your death may be exercised by your legatee or legatees under your Will, or by your personal representatives or distributees, within six months from the date of your death, but in no event after _____ years from the date this option was granted to you.

               8.    Non-Transferability of Option.

               This option shall not be transferable except by Will or the laws of descent and distribution, and may be exercised during your lifetime only by you.

                                      2

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               9.    Adjustments upon Changes in Capitalization.

               If at any time after the date of grant of this option, the Company shall, by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation, or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by this option and the price of each such share shall be proportionately adjusted for any such change by the Committee whose determination shall be conclusive. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this options adjusted accordingly.

               10.   Effects of Change in Control.

               Immediately following a "change in control" of the Company (as defined in the Plan), this Option shall become immediately fully exercisable, but in no event may this Option be exercised after 10 years from the date this Option was granted to you.

               11.    Subject to Terms of the Plan.

               This incentive stock option agreement shall be subject in all respects to the terms and conditions of the Plan and in the event of any question or controversy relating to the terms of the Plan, the decision of the Board or Committee shall be conclusive.

                                                      Sincerely yours,
                                        FRONTIER INSURANCE GROUP, INC.

                                        By:___________________________
                                                       President


Agreed to and accepted this ___ day of _________, 199_.

---------------------------
Signature of Optionee

                                      3

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                                                                       EXHIBIT B

                         FRONTIER INSURANCE GROUP, INC.

                      NON-INCENTIVE STOCK OPTION AGREEMENT

                                 ---------------

To:

               We are pleased to notify you that by the determination of the Board of Directors (the "Board") or the Incentive and Non-Incentive Stock Option Plan Committee (the "Committee") a non-incentive stock option to purchase _______ shares of the Common Stock of Frontier Insurance Group, Inc. (the "Company") at a price of $_______ per share has this ___ day of ______________ been granted to you under the Company's 1992 Incentive and Non-Incentive Stock Option Plan (the "Plan"). This option may be exercised only upon the terms and conditions set forth below.

               1.    Purpose of Option.

               The purpose of the Plan under which this non-incentive stock option has been granted is to further the growth and development of the Company and its direct and indirect subsidiaries by encouraging key employees, directors, consultants, agents, independent contractors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company, and affording the Company a means of attracting to its service persons of outstanding ability.

               2.    Acceptance of Option Agreement.

               Your execution of this non-incentive stock option agreement will indicate your acceptance of and your willingness to be bound by its terms; it imposes no obligation upon you to purchase any of the shares subject to the option. Your obligation to purchase shares can arise only upon your exercise of the option in the manner set forth in paragraph 4 hereof.

               3.    When Option May Be Exercised.

               The option granted you hereunder may not be exercised for a period of one year from the date of its grant by the Committee as set forth above. Thereafter, this option shall be exercisable as follows: [set forth terms].

             (i) at the end of one year from the date of grant, up to ____ % of the total shares subject to the option;

This option may not be exercised for less than ten shares at any one time (or the remaining shares then purchasable if less than ten) and expires at the end of [indicate term of option] years from the date of grant whether or not it has been duly exercised, unless sooner terminated as provided in paragraphs 5, 6 and 7 hereof.

               4.    How Option May Be Exercised

               This option is exercisable by a written notice signed by you and delivered to the Company at its executive offices, signifying your election to exercise the option. The notice must state the number of shares of Common Stock as to which your option is being exercised, must contain a statement by you (in a form acceptable to the Company) that such shares are being acquired by you for investment and not with a view to their distribution or resale (unless a registration statement covering the shares purchasable has been declared effective by the Securities and Exchange Commission) and must be accompanied by cash or check to the order of the Company for the full purchase price of the shares being purchased, plus such amount, if any, as is required for withholding taxes; provided, however, with the consent of the Committee or such officer of the Company as may be authorized by the Committee from time to time, the purchase price and such amount, if any, as is required for withholding taxes may be paid by (i) the surrender of Common Stock in good form for transfer owned by the person exercising the Option or (ii) the forfeiture by the person exercising the Option of shares of Common Stock issuable upon exercise of the Option, in each case having a Fair Market Value (as defined in the Plan) on the date of exercise equal to the purchase price and such amount, if any, as is required for withholding taxes, or in any combination of cash and Common Stock so long as the total of the cash so paid and the Fair Market Value of the Common Stock surrendered or forfeited equals the purchase price and such amount, if any, as is required for withholding taxes. Any Common Stock delivered in satisfaction of all or any portion of the purchase price shall be appropriately endorsed for transfer and assignment to the Company. No share shall


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be issued until full payment therefor has been made.

               If notice of the exercise of this option is given by a person or persons other than you, the Company may require, as a condition to the exercise of this option, the submission to the Company of appropriate proof of the right of such person or persons to exercise this option.

               Certificates for shares of the Common Stock so purchased will be issued as soon as practicable. The Company, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, any stock exchange on which the Company's Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares on said exchange. Until the issuance of the certificate for such shares, you or such other person as may be entitled to exercise this option, shall have none of the rights of a stockholder with respect to shares subject to this option.

               You shall promptly advise the Company of any sale of shares of Common Stock issued upon exercise of this option which occurs within one year from the date of the exercise of this option relating to the issuance of such shares.

               5.    Termination of Employment.

               If your employment with the Company (or a subsidiary thereof) is terminated for any reason other than by death, disability or retirement or, if a non-employee, your engagement by the Company (or a subsidiary) is terminated for any reason, this option shall immediately lapse and expire.

               6.    Retirement or Disability.

               If your employment with the Company (or a subsidiary thereof) is terminated by reason of your disability or retirement at or after age 65, you may exercise, within six months from the date of such termination, that portion of this option which was exercisable by you at the date of such termination, provided, however, that such exercise occurs within ______ years from the date this option was granted to you.

               7.    Death.

               If you die while employed by the Company (or a subsidiary thereof) or within six months after termination of your employment due to disability or retirement at or after age 65, that portion of this option which was exercisable by you at the date of your death may be exercised by your legatee or legatees under your Will, or by your personal representatives or distributees, within six months from the date of your death, but in no event after _____ years from the date this option was granted to you.

               8.    Non-Transferability of Option.

               This option shall not be transferable except by Will or the laws of descent and distribution, and may be exercised during your lifetime only by you.

               9.    Adjustments upon Changes in Capitalization.

               If at any time after the date of grant of this option, the Company shall, by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation, or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by this option and the price of each such share shall be proportionately adjusted for any such change by the Committee whose determination shall be conclusive. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this option adjusted accordingly.

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               10.   Effects of Change in Control.

               Immediately following a "change in control" of the Company (as defined in the Plan), this Option shall become immediately fully exercisable, but in no event may this Option be exercised after 10 years from the date this Option was granted to you.

               11.   Subject to Terms of the Plan.

               This non-incentive stock option agreement shall be subject in all respects to the terms and conditions of the Plan and in the event of any question or controversy relating to the terms of the Plan, the decision of the Committee shall be conclusive.

               12.   Tax Status.

               This option does not qualify as an "incentive stock option" under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended, and the income tax implications of your receipt of a non-incentive stock option and your exercise of such an option should be discussed with your tax counsel.

                                                               Sincerely yours,

                                                 FRONTIER INSURANCE GROUP, INC.

                                                 By:___________________________
                                                                      President

Agreed to and accepted this ___ day of _________, 199_.

---------------------------
Signature of Optionee

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